Exhibit 99.1
December 2007 Wells Fargo Industrial Conference June 14, 2010

1 In addition to our past performance and other historical facts, this presentation contains certain forward-looking information such as our current expectations as to future performance. Such forward-looking information is based on management's assumptions and analysis that are subject to numerous business risks and uncertainties, including risk and uncertainties that related to acquisitions. There can be no assurance that our assumptions will prove to be accurate in the future. Actual results may differ from these forward-looking statements as a result, among other things, of the factors detailed from time to time in our filings with the Securities and Exchange Commission. Please refer to the Risk Factors contained in the company's annual report on Form 10-K for the year ended December 31, 2009. Safe Harbor Statements LMI AEROSPACE PROPRIETARY

2 Senior Management Chief Executive Officer of LMI since 1984 Previously served as Executive Vice President with Associated Transports, Inc. Ronald S. Saks CEO & Director Lawrence E. Dickinson CFO & Secretary Chief Financial Officer of LMI since 1993 Previously served as a Financial Analyst and Controller for LaBarge, Inc. from 1984 to 1993 LMI AEROSPACE PROPRIETARY

3 Investment Highlights Demonstrated track record of strong financial performance, with excellent growth outlook 19.0% Revenue CAGR from 2004 to 2010E 47.3% Operating Income CAGR from 2004 to 2010E Revenue / customer diversification1 35% services, 65% production and assembly 42% commercial, 27% military, 27% corporate and regional Favorable long-term industry trends toward outsourcing engineering, production and assembly Approximately 70% of our 2010E revenue is associated with long- term contracts Aerostructures segment backlog of $219 million at December 31, 2009 Preferred supplier to aircraft OEMs (including Boeing, Sikorsky, Gulfstream and others) and Tier 1 suppliers for nearly 60 years with industry-leading quality and reliability Defined organic growth plan and ongoing acquisition program Experienced management team with an average of over 20 years experience and strong industry relationships (2) 2010E reflect midpoint of Company guidance as of 5/6/2010. ($ in Millions) (1) Based on 2009 results. D3 82 2004 - 2010E CAGR = 19.0% Operating Income2 Revenue2 LMI AEROSPACE PROPRIETARY ($ in Millions) 2004 - 2010E CAGR = 47.3% LMI LMI LMI LMI D3 D3 D3 D3 $244.0 $241.2 $239.5 $168.5 $123.0 $101.1 $85.9 $0 $50 $100 $150 $200 $250 $300 2004 2005 2006 2007 2008 2009 2010E LMI LMI LMI LMI D3 D3 D3 D3 $25.5 $2.5 $10.3 $16.2 $21.4 $25.7 $17.6 $0 $5 $10 $15 $20 $25 $30 2004 2005 2006 2007 2008 2009 2010E

LMI AEROSPACE PROPRIETARY 4 Business Overview (1) 2010E reflects midpoint of Company guidance as of 5/6/2010. A leading provider of design engineering services, structural components, assemblies and kits to the aerospace, defense and technology industries Produces more than 30,000 types of aerospace parts, kits and assemblies for integration into a variety of civilian and military aircraft platforms Supports both military and commercial aircraft lifecycles, from conceptual design, analysis and certification through production support, fleet support and service life extensions with over 300 qualified engineers Locations in12 cities Successfully integrated eight acquisitions since 1996 Revenue of $244 million and operating profit of $26 million for 2010E. 4

LMI AEROSPACE PROPRIETARY 5 Wichita Auburn Sun Valley Tulsa St. Louis Vista Irving Savannah Mexicali Machining Forming Processing Distribution Design Mukilteo Dallas Greenville San Diego Strategic Geographic Locations Catoosa HQ Everett Composite 5

Leading Provider of Assemblies, Kits and Components



Gulfstream Fuselage Kit



Rotorcraft Machined Components



Leading Edge



Sikorsky Helicopter Cabin Assembly



G250 Inboard Leading Edge



767 Winglet Modification Leading Edge

Great customer relationships built over many years around our superior reputation for quality and on-time delivery

6 | LMI AEROSPACE PROPRIETARY

LMI AEROSPACE, INC.

LMI AEROSPACE PROPRIETARY 7 Gulfstream G-650 Structural Design and Analysis Boeing 787 Structural and Systems Design Airbus A330 Wing Boeing Dreamlifter Structural and Systems Design Well-positioned on corporate, commercial and military platforms Well-positioned on corporate, commercial and military platforms Offers Complete Range of Design Engineering Services F-35 Wing and Fuselage F-18 Program Management 7

LMI AEROSPACE PROPRIETARY 8 LMI is positioned as a "turnkey" aerospace systems provider Expanding clean room at Intec and expect to be qualified for manufacturing composites during 2010 Capitalizes on accelerating trend toward OEM outsourcing of complex aircraft development projects Enhances the depth of LMI's management and engineering team D3 employs over 300 highly skilled engineers; Intec retains a staff of 46 technicians Adds additional 787 program participation and unique composite materials engineering and testing expertise D3 & Intec Acquisitions Offer Design Engineering and Composite Technology Expertise "We will uniquely provide integrated solutions to our aerospace customers through creative and value-driven engineering and manufacturing processes, effectively managed throughout the product life cycle." 8 Engineering Testing Manufacturing Integrated Design - Build - Test Service

LMI AEROSPACE PROPRIETARY 9 Pursue organic growth and strategic acquisitions to achieve the size and breadth of capabilities necessary to win larger and more complex projects Manage our long-term business development strategy to grow our legacy engineering and build businesses and to win new design-build projects Diversify markets and customers with balanced revenue across three major markets Exemplary customer service Strong program management expertise Global sourcing strategy to provide value to customers Invest in training and development of our workforce Redesign business processes to enable use of a company wide ERP system Be one company in our dealings with our customers Strategic Initiatives 9

Mitsubishi Regional Jet Tailcone Mitsubishi Regional Jet Tailcone Design, tool and fabricate tailcone assembly PDR performed in February in Nagoya, Japan NRE funded through milestone payments 10 LMI AEROSPACE PROPRIETARY 3 rd Qtr Key Milestones Invoicing Milestones Design / Dev Phase Detail Design Phase Tooling Dev & Fab Detail Component Fabrication Assembly & CO 4 th Qtr 1 st Qtr 2 nd Qtr 3 rd Qtr 4 th Qtr 1 st Qtr 2 nd Qtr 3 rd Qtr 2009 2010 2011 First Flight First Flight May 2012 May 2012 PDR CDR Models Complete

Diversified Revenues Across Aerospace Sectors (1) Sector revenue breakdown based on FY 2009 results. LMI AEROSPACE PROPRIETARY 11 Engineering Services Aerostructures Full Year 2009 Disciplined diversification strategy protects LMI from downturns in any single sector 11 30% 28% 23% 4% 15% 22% 41% 35% 2% 27% 32% 27% 3% 10% Corporate and Regional Aircraft Large Commercial Aircraft Military Other Aftermarket

Business aviation heavily impacted by the speed and scale of the global financial crisis; demand fell as corporate profits and personal wealth fell Inventory and pricing levels appear to have bottomed Sources: Wall Street research; Airline Monitor, July 2009; National Defense Budget Estimates for FY 2010. Jet Deliveries of LMI Aerospace Customers1 (1) Includes Gulfstream large cabin aircraft. (2) Includes Boeing and Airbus deliveries. CAGR = 4.1% LMI Focuses on Diverse Markets After declining in 2009, RPMs are expected to demonstrate growth in 2010 and 2011 Concern about oil prices driving demand for: Lighter, more fuel-efficient aircraft Winglet modifications that enhance fuel efficiency Rotorcraft demand driven by high utilization and aging fleet Engineering services for military aircraft programs driven by upgrades, maintenance, modification and new aircraft development Large Commercial Aircraft Deliveries2 Defense Aircraft Procurement Budget CAGR = 7.7% CAGR = 7.2% Business Aviation Commercial Aerospace Military LMI AEROSPACE PROPRIETARY 12 ($ in billions) 63 77 0 20 40 60 80 100 2005 2010E 12 668 970 400 600 800 1,000 2005 2010E $36 $25 $20 $25 $30 $35 $40 2005 2010E

LMI AEROSPACE PROPRIETARY 13 Note: 2010E reflect midpoint of Company guidance as of 5/6/2010. History of Financial Success ($ in Millions) Revenue $238- $250 Gross Profit Margin 22.6% - 24.2% SG&A $31.3 - $32.8 Interest Expense $0.6 - $0.7 Tax Rate 36.5% Operating Income Revenue Guidance for 2010 13 ($ in Millions) 2004 - 2010E CAGR = 19.0% ($ in Millions) 2004 - 2010E CAGR = 47.3% LMI LMI LMI LMI D3 D3 D3 D3 $244.0 $241.2 $239.5 $168.5 $123.0 $101.1 $85.9 $0 $50 $100 $150 $200 $250 $300 2004 2005 2006 2007 2008 2009 2010E LMI LMI LMI LMI D3 D3 D3 D3 $25.5 $2.5 $10.3 $16.2 $21.4 $25.7 $17.6 $0 $5 $10 $15 $20 $25 $30 2004 2005 2006 2007 2008 2009 2010E

LMI AEROSPACE PROPRIETARY 14 Strong Financial Position Current Net Revolver Position Significant liquidity $80 million revolver with additional $40 million accordion feature Shelf registration on file with SEC EBITDA1 (1) 2010E Company guidance as of 5/6/2010. EBITDA equals operating profit plus depreciation, amortization, stock compensation expense and goodwill impairment. ($ in Millions) 03/31/10 12/31/09 Cash & Equivalents $0.3 - Revolver 12.0 17.0 Net Debt 11.7 17.0 14 ($ in Millions) $14 $20 $27 $37 $31 $35 $0 $10 $20 $30 $40 $50 2005 2006 2007 2008 2009 2010E

15 Investment Highlights Demonstrated track record of strong financial performance, with excellent growth outlook 19.0% Revenue CAGR from 2004 to 2010E 47.3% Operating Income CAGR from 2004 to 2010E Revenue / customer diversification1 35% services, 65% production and assembly 42% commercial, 27% military, 27% corporate and regional Favorable long-term industry trends toward outsourcing engineering, production and assembly Approximately 70% of our 2010E revenue is associated with long- term contracts Aerostructures segment backlog of $219 million at December 31, 2009 Preferred supplier to aircraft OEMs (including Boeing, Sikorsky, Gulfstream and others) and Tier 1 suppliers for nearly 60 years with industry-leading quality and reliability Defined organic growth plan and ongoing acquisition program Experienced management team with an average of over 20 years experience and strong industry relationships (2) 2010E reflect midpoint of Company guidance as of 5/6/2010. ($ in Millions) (1) Based on 2009 results. D3 82 2004 - 2010E CAGR = 19.0% Operating Income2 Revenue2 LMI AEROSPACE PROPRIETARY ($ in Millions) 2004 - 2010E CAGR = 47.3% LMI LMI LMI LMI D3 D3 D3 D3 $244.0 $241.2 $239.5 $168.5 $123.0 $101.1 $85.9 $0 $50 $100 $150 $200 $250 $300 2004 2005 2006 2007 2008 2009 2010E LMI LMI LMI LMI D3 D3 D3 D3 $25.5 $2.5 $10.3 $16.2 $21.4 $25.7 $17.6 $0 $5 $10 $15 $20 $25 $30 2004 2005 2006 2007 2008 2009 2010E